Keefe, Bruyette & Woods
Regional Bank Conference

Michael P. Daly

President and Chief Executive Officer

Boston, Massachusetts
March 1, 2006

Cautionary Statement

Statements contained in this presentation contain forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995.  These statements are based on the beliefs and expectations of management as well as the assumptions made using information currently available to management.  Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties and assumptions.  These risks and uncertainties include among others, changes in market interest rates and general and regional economic conditions, changes in government regulations, changes in accounting principles and the quality or composition of the loan and investment portfolios and other factors that may be described in Berkshire Hills Bancorp, Inc.’s quarterly reports on Form 10-Q for the quarters ended March 31, June 30 and September 30 and in its 2004 annual report on Form 10-K, each filed with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission’s internet website ( www.sec.gov) and to which reference is hereby made.  Therefore, actual future results may differ significantly from results discussed in the forward-looking statements.

You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of March 1, 2006.  Except as required by applicable law or regulation, Berkshire Hills Bancorp, Inc. undertakes no obligation to update any forward-looking statements, to reflect events or circumstances that occur after March 1, 2006.

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Today’s Agenda

Culture and people

Growth

Asset quality

Asset liability management

Operational efficiencies

Strategic capital allocation

Culture and People

Attract and retain good people

Strengthen team, stay focused,
single vision, pay for performance

Continually strengthen board

Instill culture of enthusiasm,
teamwork and energy

Team transformation

Culture and
People

         Growth

         Asset Quality

         Asset Liability

         Efficiencies

         Capital Allocation

“Transitioning to a Regional Bank”

BERKSHIRE HILLS BANCORP

Profile

Berkshire County, MA

Pioneer Valley, MA

Capital Region, NY

5

State chartered savings bank with commercial bank balance sheet

Ownership Profile – December 31, 2005

Institutional holders

41%

Insiders*

9%

Individuals

43%

Foundation

7%

Corporate Profile – December 31, 2005

Market capitalization

$291 million

Assets

$2.0 billion

Loans

$1.42 billion

Deposits

$1.37 billion

Employees

399 FTE’s

Operations

24 full-service branches

10 free standing ATMs

*Not including options

“Transitioning to a Regional Bank”

BERKSHIRE HILLS BANCORP

        3

$41

New York State

      24

$1,371

Total

Branches

12/31/05

Deposits
(millions)

Market

$473

$857

      10

      11

Pioneer Valley

Berkshire County

Primary Market Area

Our values will drive
our success in
expanded markets

Culture and People

Growth

         Asset Quality

         Asset Liability

         Efficiencies

         Capital Allocation

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Millions
$452
$509
$531
$525
$254
WRO
$16
NY
21% total CAGR
6% organic CAGR
2002
2003
2004
2005

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Growth

Significant annual
growth in every
division

Culture and People

Growth

         Asset Quality

         Asset Liability

         Efficiencies

         Capital Allocation

Core Deposits

$795

Core deposit compound growth rate excluding Woronoco = 6%

Core deposit compound growth = 21%

Core deposits in NY represent 40% of total deposits of $41 million

✓
✓
✓

$600
$500
$400
$300
$200
$100
$0
Millions
NY
Berkshire
WRO
23% total CAGR
13% organic CAGR
$274
$36
$300
$60
$321
$75
$119
$365
$86
2002
2003
2004
2005

✓
✓

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Growth

Significant annual
growth in every
division

Culture and People

Growth

         Asset Quality

         Asset Liability

         Efficiencies

         Capital Allocation

$570

Compound growth rate since 2002 exclusive of Woronoco = 13%

Compound growth rate since 2002 = 23%

Strong growth trends in NY despite lack of meaningful branch network

Commercial Loans

$310

$360

$396

Total

✓
✓
✓

Subprime Auto Loans
Loans ex. WRO
Loans - WRO
$325
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
Millions
29% total CAGR
14% organic CAGR
$93
$139
$20
$154
$181
$204
2002
2003
2004
2005

✓

✓

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Growth

Significant annual
growth in every
division

Culture and People

Growth

         Asset Quality

         Asset Liability

         Efficiencies

         Capital Allocation

Compound growth rate since 2002 exclusive of Woronoco and sub-prime auto loans = 14%

Compound growth rate since 2002 exclusive of sub-prime auto loans = 29%

Auto loan portfolios’ average FICO at 716 at 12/31/05

Consumer Loans

$297

Asset Management/Trust
Investment services
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Millions
18% organic CAGR
$7
$246
$15
$288
$39
$319
$63
$355
2002
2003
2004
2005

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Growth

Significant annual
growth in every
division

Culture and People

Growth

         Asset Quality

         Asset Liability

         Efficiencies

         Capital Allocation

Assets under management compounded growth rate = 18%

Wealth Management Asset Growth

$418

$253

$303

$358

Total

✓

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
10.91%
12.63%
13.62%
18.50%
$4,998
$5,431
$6,362
$13,660
2002
2003
2004
4Q05 Annualized
NII ex. of security gains
NII ex security gains/Total income

✓

✓

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Main drivers of non-interest income: wealth management, insurance, loan service and customer service fees

Non-Interest Income

Culture and People

Growth

         Asset Quality

         Asset Liability

         Efficiencies

         Capital Allocation

Note:  Exclusive of security gains

“Transitioning to a Regional Bank”

BERKSHIRE HILLS BANCORP

0.15

810.5

1.13

0.14

1,152

2004

0.35

280.4

1.13

0.40

3,199

2003

0.87

275.5

1.43

0.72

5,241

2002

0.07

1096.0

0.92

0.08

1,186

2005

NCOs/avg. loans (%)

Allowance/NPLs (%)

Allowance/loans (%)

NPAs/loans + REO (%)

NPAs ($000s)

Asset Quality

Reduce credit risk

Culture and People

Growth

Asset Quality

         Asset Liability

         Efficiencies

         Capital Allocation

Portfolio well protected…

Positioned for growth

✓

Percent
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
4.36
Sub-Prime Sale
Net Interest Margin
3.67
3.51
3.34
3.36
3.97
2.48
Effective Fed Funds
1.74
1.75
1.26
1.00
1Q 02
2Q 02
3Q 02
4Q 02
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
2Q 05
3Q 05
4Q05

✓
✓
✓
✓
✓

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Stable margins against rising rates and flattening yield curve

Asset Liability Management

Effective interest
rate risk
management

Culture and People

People

Growth

Asset Quality

Asset Liability

         Efficiencies

         Capital Allocation

✓

✓

✓

✓

✓

66.00%
64.00%
62.00%
60.00%
58.00%
56.00%
54.00%
52.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.89%
2.49%
2.25%
2.18%
64.55%
62.73%
60.66%
57.03%
2002
2003
2004
2005
Efficiency Ratio (1)
Non-Interest Expense / Average Assets (2)

✓

✓

✓

✓

✓

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Operating Efficiencies

Reorganization

Sale of sub-prime loans

Sale of EastPoint Technologies

Culture and People

Growth

Asset Quality

Asset Liability

Efficiencies

         Capital Allocation

(1)

Exclusive of merger and conversion expenses, other non-recurring items, and amortization of intangible assets

(2)

Exclusive of merger and conversion expenses and other non-recurring items

Achieved 37% cost saves - WRO acq

Six Sigma

Service Excellence
Business Sense
Profitability
Productivity

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Operating Efficiencies

Six Sigma – Improving business performance

11 employees certified as Green Belts

9 additional Green Belt candidates in progress

Hired 2 certified Black Belts

Projects range from sales to marketing to recruiting

36% ROI
$250,000 gross
savings

Berkshire Six Sigma…is the new way to think about how we do business.

  Growth is a function of achieving performance excellence in all that we do.

“Transitioning to a Regional Bank”

BERKSHIRE HILLS BANCORP

Stock buybacks

Expansion

Woronoco acquisition

De novo branches

Fee income

Divested sub-prime auto loans 2000 - 2003

Divested technology company  2004

Strategic Capital Allocation

Returned capital
to shareholders &
invested for future
growth

Culture and People

Growth

Asset Quality

Asset Liability

Efficiencies

Capital Allocation

11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
10.63%
9.35%
9.55%
7.56%
$1.31
$1.57
$1.92
$2.11
2002
2003
2004
2005
Tangible equity/tangible assets
Diluted earnings per share core

✓
✓
✓
✓
✓
✓

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Strategic Capital Allocation

Effectively
employed
excess capital

Culture and People

Growth

Asset Quality

Asset Liability

Efficiencies

Capital Allocation

Where We Are Now

1.02

0.87

0.81

0.76

Core Tangible ROA %

7.89

9.06

7.28

1.54

ROE

0.96

0.89

0.80

0.20

ROA

*Annualized

**Please see appendix for reconciliation of non-GAAP financial measures

62.73

3.61

7.97

2003

4Q05*

2004

2002

57.14

60.66

64.55

Efficiency ratio %

Key Measures**

3.36

3.37

4.18

Net interest margin (FTE)%

13.49

9.36

6.28

Core Tangible ROE %

Successful
turnaround

Culture and People

Growth

Asset Quality

Asset Liability

Efficiencies

Capital Allocation

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Regional Growth

Extend our

success beyond

Berkshire County

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Competition

Regional bank

niche opportunity

Capital Region

Under $1.5 Billion

48 banks & CUs

$30 Billion +

6 -  B of A, Citizens

HSBC, Key,

M&T, & Banknorth

$1.5 - $30 Billion

4 – First Niagara,

NBT, Trustco &

Berkshire Bank

Berkshire County

Under $1.5 Billion

19 banks & CUs

$30 Billion +

2- Citizens & Banknorth

$1.5 - $30 Billion

1 – Berkshire Bank

Pioneer Valley

Under $1.5 Billion

39 banks & CUs

$30 Billion +

4 – B of A, Citizens,

Sovereign & Banknorth

$1.5 - $30 Billion

2 – Chittenden &

Berkshire Bank

✓

“Transitioning to a Regional Bank”

BERKSHIRE HILLS BANCORP

4,000

3,500

800

Mortgage Originations
(2004) ($millions)

2,801

3,185

2,418

Population/ branch

13.9

9.1

2.7

Deposits 6/05 ($billions)

3.46%

2.23%

-1.65%

5 Year projected growth

$49,634

618

Pioneer
Valley

Capital
Region

Berkshire
County

$46,954

133

$51,351

818

Median HH income

Population (000s)

Regional growth opportunity

Retail Banking

Opportunities in

contiguous markets

✓

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Retail Banking - Deposit Gathering

De novo branching

Double number of

branches by 2008

6

0

0

6

2006

50

24

                                Total

11

11

Berkshire County

10

3

2005

18

Pioneer Valley

21

New York

2008

Projected Yr End

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Retail Banking – Deposit Gathering

Strategy and goals

Maintain
Berkshire County
dominance

Branding

Centers of influence

Improve calling effort

Municipal banking

Deposit insurance fund

Double Pioneer

Valley market
share

Gain 3% market

share in Capital
Region

✓

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Retail Banking - Deposit Gathering

46%

$2,000

N/A

$1,371

                                Total

724%

$338

<1%

$  41

New York State

$748

$914

Projected
Deposits
2008

4.6%

31.7%

Estimated
Market
Share

Projected
Growth
Through 2008

Deposits
12/31/05
(millions)

Market

$473

$857

58%

7%

Pioneer Valley

Berkshire County

Regional growth goals

90% of projected

growth from outside

Berkshire County

✓

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Retail Banking - Mortgages

42%

$781

N/A

$549

                                Total

605%

33%

13%

$141

$361

$291

.5%

2%

$20

12%

$271

Projected

Mortgages

2005-2008
(millions)

Estimated
Market Share

Projected
Growth
Through 2008

Mortgages
12/31/05

(millions)

Market

$258

Capital Region

Pioneer Valley

Berkshire County

Regional growth

42% three

year growth

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Retail Banking - Mortgages

Strategy and goals

Engage branch personnel

Triple outside origination staff

Capitalize on second home market and
metropolitan relocation

Retail Banking - Mortgages

Portfolio protected

Interest only loans:   None

Uninsured mortgages with LTV in excess
of 80%:  None

Losses 2000 – 2005:   None

Average LTV:  61%

Average FICO:  728

Average delinquency 2005:  0.22%

Maintain credit

standards

✓

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Retail Banking – Consumer Lending

32%

$169

1.2%

$128

                                Total

1050%

13%

19%

$23

$71

$75

.1%

5%

$2

12%

$63

Projected
Equity Lines
2005-2008
(Millions)

Estimated
Market
Share

Projected
Growth
Through
2008

Equity Lines
12/31/05
(Millions)

Market

$63

Capital Region

Pioneer Valley

Berkshire County

Equity Lines

Regional growth

32% three year

growth

“Transitioning to a Regional Bank”

BERKSHIRE HILLS BANCORP

Retail Banking - Consumer Lending

Equity Lines

Maintain credit quality

HELOC

LTV in excess of 80%:   None

Losses 2002 - 2005:   None

Average FICO 2004-2005:  756

Average LTV:  55%

Average delinquency 2005:  0.14%

Maintain credit

standards

✓

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Indirect Auto

Regional growth opportunity

Retail Banking - Consumer Lending

20

60

35

34

2008

Active
BHLB
Dealers

21%

34%

8%

94%

2005

Penetration

27%

15

73

Southern
Vermont

45%

45

132

Capital
Region

29%

94%

2008

Penetration

10

34

2005

Active
BHLB
Dealers

# of
Dealers

Market

122

36

Pioneer Valley

Berkshire
County

Opportunity in

contiguous markets

✓

7%
41%
31%
10%
11%
15%
30%
35%
10%
10%
Berkshire County
Vermont
Connecticut
Albany
Other Western MA

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Retail Banking – Consumer Lending

Indirect Auto

Regional growth goals

Absolutely no

subprime loans

12/31/05  -   $148 Million

2008  -   $268 Million

81% growth

“Transitioning to a Regional Bank”

BERKSHIRE HILLS BANCORP

Retail Banking - Consumer Lending

Strategy and goals

Advertise service

Benefit from Six Sigma principles

Answers in 30 minutes

Payments to dealers same day

Call program on high quality dealers

Utilization of branch network

Continue personal contact…people dealing with people

Absolutely no

subprime loans

Retail Banking - Consumer Lending

Indirect Lending

Maintain credit quality

Sub-prime loans since 2001:   None

Average FICO of portfolio:  716

Average 2005 FICO:  732

Average delinquency 2005:  0.45%

Losses 2005:  0.43%

Maintain credit

standards

✓

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Retail Banking

27%

45%

45%

42%

46%

% Increase

$17,009

$3,213

$432

$781

$2,000

Projected
2008

(billions)

13%

13%

12%

13%

CAGR

$13,431

Pretax income

(annualized 4Q05)

$2,217

                                Total

$297

$549

12/31/2005

Annualized

(billions)

$1,371

Consumer loans

Mortgages

Deposits

Growth

Commercial Banking

Massachusetts

Why we have been successful

Not a priority for large banks

Smaller banks have been acquired

Mid-cap borrowers prefer local relationship

Community involvement leads to business

Corporate commitment to commercial banking

Growth plan

Maintain dominance in Berkshire County

Opportunity from Woronoco acquisition

Robust growth in Capital Region

Regional presence in adjacent markets with quality leadership

Consistent growth

Commercial Banking

New York Region  -  Why

Ignored Market

Pioneer Valley - Why

Lack of focus by larger banks

Tech Valley growth initiative

Demand for regional bank presence

Lack of focus by larger banks

Demand for regional bank presence

Leveraging investment in WRO

✓

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

1%

3%

36%

BHLB estimated market share

86

119

365

BHLB commercial loans ($M)

47,926

32,216

7,781

Total business revenues ($M)

4,250

23,736

Pioneer
Valley

Capital
Region

Berkshire
County

1,025

6,984

6,300

31,434

Estimated commercial loans ($M)

Total businesses

Commercial Banking

Regional growth opportunity

Opportunity in

contiguous markets

Deposits
(billion)

Sales
(billion)

Businesses

Median
HH
Income

Projected
Growth

Population
(000s)

Market

$76.9

$7.7

$19.1

$2.7

50,207

6,984

2.74%

-1.65%

1,039

   133

$60,534

$46,954

Northern Connecticut

Berkshire County

Potential growth in northern Connecticut

Commercial Banking

Deposits
(billion)

Sales
(billion)

Businesses

Median HH
Income

Projected
Growth

Population
(000s)

Market

$5.3

$7.7

$1.5

$2.7

5,241

6,984

  1.07%

-1.65%

     81

   133

$43,769

$46,954

Southern Vermont

Berkshire County

Commercial Banking

Potential growth in southern Vermont

✓

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Commercial Banking

72%

$21,419

$12,455

Pretax income

(annualized 4Q05)

95%

$1,109

$570

                                Totals

301%

131%

$345

$275

1%

3%

$489

Projected
Commercial
Loans 2008
(millions)

36%

Estimated
Current
Market Share

34%

Percentage
Increase

2005 - 2008

Commercial
Loans
12/31/05
(millions)

Market

$86

$119

$365

Capital Region

Pioneer Valley

Berkshire County

Regional growth goals

✓

BerkshireBanc Investment Services
Asset Management/Trust Group
Assets held in millions
$400.0
$300.0
$200.0
$100.0
$0.0
$245.9
$7.4
$287.8
$14.5
$318.6
$39.3
$355.0
$63.4
2002
2003
2004
2005

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Wealth Management

16.9%

18.4%

19.3%

Annual growth rate

$418.4

$357.9

$302.3

$253.3

Assets under management

$253.3

$302.3

$357.9

$418.4

“Transitioning to a Regional Bank”

BERKSHIRE HILLS BANCORP

Wealth Management

Client centered/consultative wealth
management relationship

Financial planning platform with 5 CFPs

Investment management capabilities are not
outsourced

Credible investment results – 10 year history

Emphasis on personal investment management

Strategy and goals

Key to our strategy

going forward

✓

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Wealth Management

$14.8

$11.2

$2.4

Estimated
Market

(billions)

90%

$795

$418

                                Total

$186

$84

$525

Projected

AUM 2008
(millions)

<1%

<1%

16%

Estimated
Market
Share

Projected
Growth
Through
2008

AUM

12/31/05
(millions)

Market

    $2

  $23

$393

9200%

265%

34%

Capital Region

Pioneer Valley

Berkshire
County

Regional growth

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Insurance – An Emerging Business

Referral source of over 400 people

Captive audience with existing customers

Qualified leads through lending activities

Additional lines of business

Life

Disability

Health

Expect 15-20% pretax profit margin within 3 years

Overview

✓

$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Q4 2005 Annualized
ProForma 2008
CAGR 8%
CAGR 21%
CAGR 21%
CAGR 11%

	Customer Svc	Loan	Wealth Mgmt	Insurance
Q4 2005 Annualized	$5,808	$756	$2,916	$2,656
ProForma 2008	$7,311	$1,330	$5,209	$3,652

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Financial Highlights

Service fee income

44% three year

Growth; 13% CAGR

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Remain well capitalized

Execute de novo branching and commercial banking strategy without raising capital

Capital alternatives

Trust preferred

Subordinated debt

Capital Management

10.1%

11.1%

Total risk based capital (bank)

7.4%

7.8%

Tier 1 leverage capital (bank)

7.0%

7.6%

Tangible equity/assets

ProForma
12/31/08

12/31/2005

"Transitioning to a Regional Bank"
BERKSHIRE HILLS BANCORP

Wrap – Up
Strategic Highlights

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Wrap up
Strategic Highlights

Maintain focus on our strengths

Culture and people

Growth

Asset quality

Asset liability management

Operational efficiencies

Strategic capital allocation

Wrap up
Competition

Regional bank

niche opportunity

Capital Region

Under $1.5 Billion

48 banks & CUs

$30 Billion +

6 -  B of A, Citizens

HSBC, Key,

M&T, & Banknorth

$1.5 - $30 Billion

4 – First Niagara,

NBT, Trustco &

Berkshire Bank

Berkshire County

Under $1.5 Billion

19 banks & CUs

$30 Billion +

2- Citizens & Banknorth

$1.5 - $30 Billion

1 – Berkshire Bank

Pioneer Valley

Under $1.5 Billion

39 banks & CUs

$30 Billion +

4 – B of A, Citizens,

Sovereign & Banknorth

$1.5 - $30 Billion

2 – Chittenden &

Berkshire Bank

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Wrap up
 Financial Highlights

1.03%

1.02%

Return on tangible assets

3.36%

57.14%

13.49%

Actual Q4 2005

Annualized

ProForma

FY 2008

3.49%

Net interest margin

57.62%

Efficiency ratio

14.10%

Return on tangible equity

✓

"Transitioning to a Regional Bank"

BERKSHIRE HILLS BANCORP

Wrap up
Strategic Highlights

Summary

Significant

organic growth

Double branch

network size

Double

commercial loans

Double size of

wealth management

Emerging

insurance

business

44% increase in

total fee income

46% increase in

deposits

55% increase in

consumer loans

42% increase in

mortgages

KBW Regional Bank Conference

March 1, 2006

If you have any questions, please contact:

Wayne F. Patenaude , CFA

Senior Vice President and CFO

(413) 236-3195

wpatenaude@berkshirebank.com

Company website:    www.berkshirebank.com

Appendix

BERKSHIRE HILLS BANCORP, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Years ended December 31 ($ in thousands)	Q4 2005	2004	2003	2002
Net income	$ 4,838	$ 11,509	$ 8,965	$ 2,097
Less: Gain on sale of securities, net	(882)	(1,402)	(3,077)	(15,143)
Plus: Termination of ESOP	168	-	-	10,702
Plus: Merger and conversion expense	352	-	-	-
Plus: Sale of sub-prime auto loans	-	-	1,854	-
Plus: Other, net	-	653	754	9,155
Adj: Income taxes	119	262	360	962
Core income (A)	4,595	11,022	8,856	7,773
Plus: Amort. Intang. Assets (net of taxes)	313	64	132	132
Tangible core income (B)	$ 4,908	$ 11,085	$ 8,988	$ 7,905
Total non-interest income	$ 4,297	$ 7,764	$ 6,448	$ 6,427
Less: Gain on sale of securities, net	(882)	$ (1,402)	$ (3,077)	$ (15,143)
Plus: Other	-	-	2,060	13,704
Total core non-interest income (C)	$ 3,415	$ 6,362	$ 5,431	$ 4,988
Total non-interest expense	$ 11,800	$ 28,977	$ 28,243	$ 37,279
Less: Termination of ESOP	(168)	-	-	-
Less: Merger and conversion expense	(352)	-	-	-
Less: Other	-	-	(408)	(6,900)
Core non-interest expense (D1)	11,280	28,977	$ 27,835	$ 30,379
Less: Amortization of intangible assets	(481)	(98)	(203)	(203)
Total core tangible non-interest expense (D2)	$ 10,799	$ 28,879	$ 27,632	$ 30,176
Total average assets (E)	$ 2,032,098	$ 1,289,500	$ 1,115,800	$ 1,051,800
Less: Average intangible assets	(99,862)	(8,700)	(10,300)	(10,300)
Total average tangible assets (F)	$ 1,932,236	$ 1,280,800	$ 1,105,500	$ 1,041,500
Total average stockholders' equity (G)	$ 246,307	$ 127,100	$ 123,100	$ 136,200
Less: Average intangible assets	(99,862)	(8,700)	(10,300)	(10,300)
Total average tangible stockholders' equity (H)	$ 146,445	$ 118,400	$ 112,800	$ 125,900
Core return on tangible assets - annualized (B/F)	1.02 %	0.87 %	0.81 %	0.76 %
Core return on tangible equity - annualized (B/H)	13.49	9.36	7.97	6.28
Efficiency ratio	57.14	60.66	62.73	64.55

Efficiency Ratio: is computed by dividing total tangible core non-interest expense by the sum of total net interest income on a fully taxable equivalent basis and total core non-interest income. The Company uses this non-GAAP measure, which is used widely in the banking industry, to provide important information regarding its operational efficiency.